UBS Select Prime Institutional Fund
Supplement to the Prospectus
Dated August 27, 2010

March 31, 2011

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to continue a voluntary fee waiver reducing fund expenses for UBS Select Prime Institutional Fund (the “fund”). UBS Global AM has decided to maintain this voluntary fee waiver at the current level rather than phase it out, which was a potential option that had been indicated in a previous prospectus supplement. We will therefore continue waiving 0.04% of the fund’s management fees until at least April 30, 2011. After that time, the waiver will either be extended further, or be phased out by decreasing it by 0.01% per week until the voluntary waiver expires in May. Any extension would be announced in a subsequent prospectus supplement. Therefore, the first full paragraph on page 37 of the prospectus, in the section captioned “Management – Advisory and administration fees,” is replaced with the following:

UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance. With respect to UBS Select Prime Institutional Fund, UBS Global AM will voluntarily waive 0.04% of its management fees until April 30, 2011. As a result, the total ordinary annual fund operating expenses for this fund will be reduced to 0.14% through April 30, 2011, at which point this voluntary waiver will be phased out over several weeks at a rate of 0.01% per week (unless further extended).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-467